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                                                                                                                     EXHIBIT (e)(10)
 ---   American
|AIG|     General                                                                                     Electronic Funds Authorization
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[ ]  American General Life Insurance Company (AGL),
     [ ] Fixed Life Service Center - P. O. Box 4373, Houston, TX 77210-4373
     [ ] Variable Life Service Center - P. O. Box 4880, Houston, TX 77210-4880
[ ]  The Old Line Life Insurance Company of America (OLL), P.O. Box 4373, Houston, TX 77210-4373
     Members of American International Group, Inc.
Instructions for completing this form are listed on the back.
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1. CONTRACT          | CONTRACT No.:________________________________________________________________________________________________
   IDENTIFICATION    |
                     | OWNER:____________________________________________________    SSN/TIN OR EIN:________________________________
                     |
                     | ADDRESS:__________________________________________________    PHONE No.:_____________________________________
 [ ] Check Here if   |
     New Address     | EMAIL ADDRESS (optional):____________________________________________________________________________________
                     |
                     | INSURED/ANNUITANT (if other than Owner):_____________________________________________________________________
                     |
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2. FINANCIAL         | Name:________________________________________________________________________________________________________
   INSTITUTION       |
                     | Address:_____________________________________________________________________________________________________
                     |
                     | Routing Number |_|_|_|_|_|_|_|_|_|                                    PLEASE ATTACH A VOIDED
                     | Account Number |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|                CHECK OR A DEPOSIT SLIP.
                     |
                     | Type Of Account:     [ ] Checking   [ ] Savings     Credit Union:   [ ] Yes   [ ] No
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3. BANK ACCOUNT      | Name(s) of Bank Account Owner(s) ____________________________________________________________________________
   OWNER             |
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4. PAYMENT           |
   ALLOCATION        | Frequency:  [ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually   Withdrawal Day ______ (1-28)
                     |
                     |  -----------------------------------------------------------------------------------------------------------
                     | |                |                      |   Premium/        |      Loan               |                     |
                     | |                |                      |   Contribution    |      Repayment          |                     |
                     | |  Contract No.  |  Insured/Annuitant   |   Amount          |      (if available)     |       Other         |
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     | |                |                      |                   |                         |                     |
                     | | ----------------------------------------------------------------------------------------------------------|
                     |
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5. SIGN HERE FOR     | I understand and agree to the Electronic Funds Agreement on page 2.
   ABOVE REQUEST     |
                     | _____________________________________________________________________________________________________________
                     | Signature(s) of Bank Account Owner(s) as it appears on account records           Date
                     |
                     | _____________________________________________________________________________________________________________
                     | Signature(s) of Bank Account Owner(s) as it appears on account records           Date
                     |
                     |
                     |
                     |                      RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.
                     |
                     |
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                                                     Instructions and Conditions
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1. CONTRACT          | Complete all contract information in this section. You may use this form for multiple contracts that have
   IDENTIFICATION    | the same payment instructions. This form may be used to change the bank or bank account number from which
                     | debits will be made, or to change the bank account owner making payments.
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2. FINANCIAL         | Complete the name and address of the financial institution from which funds are to be withdrawn. Please
   INSTITUTION       | provide the Routing Number and the Account Number of the financial institution. Indicate the type of account
                     | and whether or not it is with a credit union. Submit the authorization with a voided check or a deposit
                     | slip.
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3. BANK ACCOUNT      | Print the name of the owner of the account from which funds will be debited.
   OWNER             |
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4. PAYMENT           | a. Indicate the frequency of the payment.
   ALLOCATION        |
                     | b. Indicate the withdrawal day (day must be 1 through 28). Withdrawals or debits from your account may occur
                     |    earlier if the deduction day falls on a week-end or holiday.
                     |
                     | c. Include all contract numbers on the Authorization with the corresponding Insured/Annuitant name,
                     |    Premium/Contribution Amount, etc.
                     |
                     | d. Please contact your Service Center for availability. Loan repayment via electronic funds transfer is not
                     |    available for all contracts.
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5. SIGN HERE FOR     | Electronic Funds Agreement
   ABOVE REQUEST     |
                     | I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits
                     | against the indicated bank account in the depository institution named ("Depository") for the payment of
                     | premiums and other indicated charges due on the contract(s) listed, and to continue to initiate such debits
                     | in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify
                     | and hold the Company harmless from any loss, claim, or liability of any kind by reason or dishonor of any
                     | debit.
                     |
                     | I understand that this Authorization will not affect the terms of the contract(s), other than the mode of
                     | payment, and that if premiums are not paid within the applicable grace period, the contract(s) will
                     | terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my
                     | bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company
                     | receives actual payment in its Service Center.
                     |
                     | I agree that this Authorization may be terminated by me or the Company at any time and for any reason by
                     | providing written notice of such termination to the non-terminating party and may be terminated by the
                     | Company immediately if any debit is not honored by the Depository named for any reason.
                     |
                     | This request must be dated and signed by the Bank Account Owner(s) as his/her name appears on bank records
                     | for the account provided on this authorization.
                     |
                     |
                     |
                     |
                     |
                     |
                     |
                     |
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